UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 10, 2021

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas	76107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LONE	OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 12, 2021, Lonestar Resources US Inc., a Delaware corporation (“Lonestar”), and Penn Virginia Corporation, a Virginia corporation (“Penn Virginia”), issued a joint press release (the “Press Release”) announcing the execution of an Agreement and Plan of Merger, dated as of July 10, 2021, by and between Penn Virginia and Lonestar (the “Merger Agreement”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including the information presented in Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 that is provided solely in connection with Regulation FD.

No Offer or Solicitation

This communication relates to a proposed merger (the “Merger”) between Lonestar Resources US Inc. (“Lonestar”) and Penn Virginia Corporation (“Penn Virginia”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Merger, Penn Virginia will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement/consent solicitation statement of Penn Virginia and Lonestar and a prospectus of Penn Virginia. The Merger will be submitted to Penn Virginia’s stockholders and Lonestar’s stockholders for their consideration. Lonestar and Penn Virginia may also file other documents with the SEC regarding the Merger. The definitive joint proxy statement/consent solicitation statement/prospectus will be sent to the stockholders of Penn Virginia and Lonestar. This document is not a substitute for the registration statement and joint proxy statement/consent solicitation statement/prospectus that will be filed with the SEC or any other documents that Lonestar or Penn Virginia may file with the SEC or send to stockholders of Penn Virginia in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF LONESTAR AND PENN VIRGINIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/consent solicitation statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Lonestar or Penn Virginia through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Lonestar will be made available free of charge on Lonestar’s website at https://www.lonestarresources.com/investor-relations/, under the heading “SEC Filings,” or by directing a request to Investor Relations, Lonestar Resources US Inc., 111 Boland Street, Suite 300, Fort Worth, TX 76107, Tel. No. (817) 921 1889. Copies of documents filed with the SEC by Penn Virginia will be made available free of charge on Penn Virginia’s website at https://www.ir.pennvirginia.com/ or by directing a request to Investor Relations, Penn Virginia Corporation, 16285 Park Ten Place, Suite 500, Houston, TX 77084, Tel. No. (713) 722 6500.

Participants in the Solicitation

Lonestar, Penn Virginia, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Merger.

Information regarding Lonestar’s directors and executive officers is contained in Lonestar’s 2020 Annual Report on Form 10-K/A filed with the SEC on April 30, 2021, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Lonestar’s website at https://www.lonestarresources.com/investor-relations/. Information regarding Penn Virginia’s executive officers and directors is contained in the proxy statement for the Penn Virginia’s Annual Meeting of Stockholders filed with the SEC on April 7, 2021 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Penn Virginia’s website at https://www.ir.pennvirginia.com/.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger by reading the joint proxy statement/consent solicitation statement/prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Lonestar or Penn Virginia expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Merger, pro forma descriptions of the company and its operations following the Merger, integration and transition plans, anticipated cost savings, tax benefits and synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Lonestar or Penn Virginia may not approve the Merger, the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Merger, the risk that any announcements relating to the Merger could have adverse effects on the market price of Penn Virginia’s or Lonestar’s common stock, the risk that the Merger and its announcement could have an adverse effect on the ability of Lonestar and Penn Virginia to retain and hire key personnel, on the ability of Lonestar to attract third-party customers and maintain its relationships with joint venture counterparties and on Lonestar’s operating results and businesses generally, including the ongoing COVID-19 Pandemic, the risk the pending Merger could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the companies, which may result in the companies not operating as effectively and efficiently as expected following the Merger, the risk that the parties may be unable to achieve the anticipated benefits or any other synergies from the Merger or that it may take longer than expected to achieve those benefits and synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Penn Virginia’s or Lonestar’s control, including those detailed in Penn Virginia’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.ir.pennvirginia.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Lonestar’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Lonestar’s website at https://www.lonestarresources.com/investor-relations/ and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Penn Virginia or Lonestar believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Penn Virginia and Lonestar undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Joint Press Release, dated July 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONESTAR RESOURCES US INC.

Dated: July 12, 2021

	By:	/s/ Frank D. Bracken III
Frank D. Bracken III
Chief Executive Officer

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